UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 8, 2007

GeM Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-33099	84-1553046
(Commission File Number)	(IRS Employer Identification No.)

7935 Airport Pulling Road, Suite 201
Naples, FL	34109
(Address of Principal Executive Offices)	(Zip Code)

(239) 592-1816
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.02               Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with the completion of financial statements of GeM Solutions, Inc. (the “Company”, “we” or “us”) for the three-month period ended September 30, 2006 for inclusion in our quarterly report on Form 10-QSB for the period ended September 30, 2006, and after analyzing certain issues identified by the Securities and Exchange Commission (the “SEC”) during a regulatory review of our financial statements, on or about January 8, 2007 we determined that we needed to restate our financial statements for the fiscal years ended June 30, 2006 and June 30, 2005 which were included in our Annual Report on Form 10-KSB for the year ended June 30, 2006 and that such financial statements should no longer be relied upon.

The purpose of the restatement of our financial statements for the period ended June 30, 2006 is to: (i) reclassify capitalized software costs previously recorded as property and equipment to other assets (intangibles); (ii) reclassify the 2004 beneficial conversion feature on our series A convertible preferred stock previously recorded against accumulated deficit to properly record it to additional paid-in-capital;  (iii) recognize the $0.001 par value of our series B convertible preferred stock by reclassifying $1,463,735, the amount in excess of the preferred shares’ par value, from capital to additional paid-in capital; and (iv) recognize the beneficial conversion feature related to the issuance of series B convertible preferred stock in the fourth quarter of the fiscal year ended June 30, 2006.  The net result of the restatement will increase other expenses by approximately $835,000 resulting in a corresponding increase in net loss available to common stockholders.

The purpose of the restatement of our financial statements for the period ended June 30, 2005 is to reclassify the beneficial conversion features of our series A convertible preferred stock issued in the fiscal year ended June 30, 2004 from accumulated deficit to additional paid-in capital.  The net result of the restatement will have no impact on our income statement for the year ended June 30, 2005 and will result in a decrease in additional paid-in capital of approximately $825,000, a corresponding decrease in accumulated deficit, and will have no impact on total stockholders’ deficit.

The foregoing restatements will be included in Amendment No 1 to our Annual Report on Form 10-KSB for the year ended June 30, 2006.

Our Chief Financial Officer and Board of Directors discussed the matters disclosed above with our independent accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeM Solutions, Inc.

Date: February 15, 2007	By:	/s/ John E. Baker
John E. Baker
Chief Executive Officer